--------------------------------------------------------------------------------
                                                                   EXHIBIT 23.02
--------------------------------------------------------------------------------


            CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, File No. 333-07625 of Excite, Inc. of our report dated August 6, 1996, with respect to the financial statements of the McKinley Group, Inc. which do not appear in this Annual Report on Form 10-K/A for the year ended December 31, 1996.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
San Jose, California
April 15, 1997